UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2007 (May 31, 2007)

ALLOS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29815	54-1655029
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11080 CirclePoint Road, Suite 200
Westminster, Colorado	80020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 426-6262

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events.

On May 31, 2007, Allos Therapeutics, Inc. (“Allos”) issued a press release announcing the initiation of patient enrollment in a Phase I/IIa open-label, multi-center study of sequential PDX (pralatrexate) and gemcitabine with vitamin B12 and folic acid supplementation in patients with relapsed or refractory non-Hodgkin’s lymphoma (NHL) or Hodgkin’s disease.  The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Press Release, dated May 31, 2007, entitled “Allos Therapeutics Initiates Phase I/II Study of PDX and Gemcitabine in Patients with Non-Hodgkin’s Lymphoma or Hodgkin’s Disease.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    June 1, 2007

Allos Therapeutics, Inc.

By:	/s/ David C. Clark
David C. Clark
Its:	Vice President, Finance and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated May 31, 2007, entitled “Allos Therapeutics Initiates Phase I/II Study of PDX and Gemcitabine in Patients with Non-Hodgkin’s Lymphoma or Hodgkin’s Disease.”